Exhibit 10.129

FIRST AMENDMENT TO SUBLEASE AGREEMENT

THIS FIRST AMENDMENT TO SUBLEASE AGREEMENT (the “Amendment”) is made and entered into as of this 14th day of September, 2015, (the “Execution Date”) but effective upon the Effective Date (as hereinafter defined), by and between ADK GEORGIA, LLC, a Georgia limited liability company (“Sublessor”) and C.R. OF LAGRANGE, LLC, a Georgia limited liability company (hereinafter referred to as “Sublessee”).

W I T N E S S E T H:

WHEREAS, Sublessor and Sublessee are parties to that certain Sublease Agreement dated as of April 1, 2015, (the “Sublease”); and

WHEREAS, Sublessor and Sublessee desire to amend and modify certain terms and conditions of the Sublease.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants and benefits flowing between the parties, Sublessor and Sublessee, intending to be legally bound, do hereby covenant and agree as follows:

1.Capitalized Terms. Unless otherwise defined herein, all capitalized words and phrases used herein shall have the same meanings ascribed to them in the Sublease.

2.Effective Date. This Amendment shall become effective upon Landlord’s written approval (such date is referred to herein as the “Effective Date”).

3.Term. Section 2 of the Sublease is hereby deleted in its entirety and the following is substituted in lieu thereof:

2.    Term. A “Lease Year” is the twelve (12) month period commencing on April 1 and each anniversary thereof during the Term. The “Term” commenced on April 1, 2015 and ends on August 31, 2027, unless sooner terminated as provided herein. This Sublease is subject to the Master Lease and all of the terms, covenants and conditions in the Master Lease are applicable to this Sublease with the same force and effect as if Sublessor were the lessor under the Master Lease and Sublessee were the lessee thereunder.

4.Agreement in Effect. Except as herein specifically provided, all other terms and provisions of the Sublease shall remain in full force and effect, and are hereby ratified and reaffirmed by the parties.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

SUBLESSOR:

ADK GEORGIA, LLC,
a Georgia limited liability company

By:    /s/ William McBride
Name:    William McBride
Title:    Manager

SUBLESSEE:

C.R. OF LAGRANGE, LLC,
a Georgia limited liability company

By:    /s/ Michael E. Winget, Sr.
Name:    Michael E. Winget, Sr.
Title:    Manager

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